UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     September 8, 2004
                                                --------------------------------


Morgan Stanley ABS Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2004, relating to the Morgan Stanley ABS Capital I Inc. Trust 2004-HE7 Mortgage Pass-Through Certificates, Series 2004-HE7)

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             (Exact name of registrant as specified in its charter)


        Delaware                         333-113543-15          13-3939229
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

1585 Broadway, New York, New York                                  10036
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code      (212) 761-4000
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

     Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley ABS Capital I Inc. Trust 2004-HE7 Mortgage Pass-Through Certificates, Series 2004-HE7. On September 8, 2004, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, HomEq Servicing Corporation, as a servicer, Chase Manhattan Mortgage Corporation, as a servicer, Countrywide Home Loans Servicing LP, as a servicer, New Century Mortgage Corporation, as a servicer, Aames Capital Corporation, as a responsible party, NC Capital Corporation, as a responsible party, MILA, Inc., as a responsible party and Deutsche Bank National Trust Company, as trustee, of Morgan Stanley ABS Capital I Inc. Trust 2004-HE7 Mortgage Pass-Through Certificates, Series 2004-HE7 (the "Certificates"), issued in eighteen classes. The Class A-2A, Class A-2B, Class A-3, Class A-4, Class A-5, Class A-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of September 8, 2004 of $948,888,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), Countrywide Securities Corporation ("Countrywide") and Utendahl Capital Partners, L.P. (collectively with MS&Co. and Countrywide, the "Underwriters"), pursuant to an Underwriting Agreement dated as of September 7, 2004 by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.



Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of August 1, 2004, by and among the Company, as depositor, HomEq Servicing Corporation, as a servicer, Chase Manhattan Mortgage Corporation, as a servicer, Countrywide Home Loans Servicing LP, as a servicer, New Century Mortgage Corporation, as a servicer, Aames Capital Corporation, as a responsible party, NC Capital Corporation, as a responsible party, MILA, Inc., as a responsible party and Deutsche Bank National Trust Company, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  September 23, 2004                 MORGAN STANLEY ABS CAPITAL I INC.



                                          By:    /s/ Valerie H. Kay
                                             -----------------------------------
                                              Name:  Valerie H. Kay
                                              Title: Executive Director


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                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation  S-K                                                  Paper (P) or
Exhibit No.              Description                             Electronic (E)
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4                        Pooling and Servicing Agreement,             E
                         dated as of August 1, 2004, by and
                         among the Company, as depositor,
                         HomEq Servicing Corporation, as a
                         servicer, Chase Manhattan Mortgage
                         Corporation, as a servicer,
                         Countrywide Home Loans Servicing LP,
                         as a servicer, New Century Mortgage
                         Corporation, as a servicer, Aames
                         Capital Corporation, as a responsible
                         party, NC Capital Corporation, as a
                         responsible party, MILA, Inc., as a
                         responsible party and Deutsche Bank
                         National Trust Company, as trustee.